Exhibit 99.6

For Immediate Release

October 3, 2019

SUNNIVA INC. ANNOUNCES AMENDED TERMS OF THE PREVIOUSLY ANNOUNCED SALE

OF SUNNIVA MEDICAL INC. TO CANNAPHARMARX AND REVISED CLOSING DATE FOR

THE SECOND TRANCHE OF USD $7,500,000 DEBT FINANCING

Not for Dissemination in the United States or for Distribution to U.S. Newswire Services

VANCOUVER, BC – October 3, 2019 – Sunniva Inc. (“Sunniva”, the “Company”, “we”, “our” or “us”) (CSE:SNN, OTCQB:SNNVF) and CannaPharmaRx, Inc. (“CannaPharmaRx”) (OTC Pink: CPMD) announce that they are amending the terms of the Share Purchase Agreement announced on June 11, 2019 with respect to the sale of Sunniva Medical Inc. (“SMI”) to CannaPharmaRx (the “SMI Transaction”). Sunniva has agreed to amend the settlement of the purchase price to CAD $16.0 million in cash and CAD $4.0 million by way of a promissory note of CPMD (the “CPMD Note”) from the previous all-cash settlement of CAD $20.0 million. Sunniva will receive an incremental non-refundable deposit as part of the amended terms. The Company and CPMD continue to work as expeditiously as possible to get the transaction completed.

SMI owns the Sunniva Canada Campus, which includes construction assets for a planned 759,000 square foot greenhouse located on an approximately 114 acre property in Okanagan Falls, British Columbia.

In addition, Sunniva announces a revision to the closing date for the USD $6,000,000 Second Tranche of the non-brokered private placement (the “Offering”) of USD $7,500,000 previously announced on August 28, 2019.

Net proceeds of the Second Tranche of the Offering and the SMI Transaction will be used to pay capital costs obligations at the Sunniva California Campus and for general corporate purposes.

Both the SMI Transaction and the closing of the Second Tranche are now expected to close by October 31, 2019.

The CPMD Note and Warrants have not been registered under the U.S. Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the CPMD Note or Warrants in the United States or in any other jurisdiction in which such offer, solicitation or sale would be unlawful.

For more information about the Company please visit: www.sunniva.com.

To be added to the Sunniva email distribution list please register at www.sunniva.com/email alerts.

For more information on CannaPharmaRx please visit www.CannaPharmaRx.com.

Neither the Canadian Securities Exchange nor its Regulation Services Provider (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

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About Sunniva Inc.

Sunniva, through its subsidiaries, is building a vertically integrated cannabis company operating in two of the world’s largest legal cannabis markets – California and Canada.  In Canada, Sunniva’s wholly owned subsidiary Natural Health Services Ltd. operates medical cannabis clinics that provide educational and clinical services to patients. In California, Sunniva is focused on creating sustainable premium cannabis brands supported by our large-scale, purpose-built cGMP designed greenhouse, extraction facility and our in-house marketing and distribution businesses. We offer a steadfast commitment to safety and quality assurance providing cannabis products free from pesticides, which positions Sunniva in California as a leading provider of safe, high quality, reproducible products at scale.

About CannaPharmaRx, Inc.

CannaPharmaRx is focused on the acquisition and development of state-of-the-art cannabis grow facilities located in Canada. CPMD has recently completed an initial acquisition of a 48,500 square foot cannabis grow facility presently under development and is currently in discussion with other companies regarding potential acquisitions or business combinations. CannaPharmaRx's business strategy is to become a leader in high quality and low-cost production of cannabis in Canada through the development, acquisition and enhancement of existing facilities. CannaPharmaRx is presently targeting acquisitions of companies in the final stages of obtaining cannabis licensee applications or those which are nearing revenue generation. CannaPharmaRx is committed to operating high quality facilities utilizing the latest technology in combined heat and power generation to ensure being a low-cost producer of cannabis. CannaPharmaRx is in the process of completing an application to list its common stock on the Canadian Stock Exchange with initial trading anticipated to being during the second quarter of 2019.

Forward Looking Statements (with respect to Sunniva)

This press release contains forward-looking statements within the meaning of applicable securities laws. All statements that are not historical facts, including without limitation, statements regarding future estimates, plans, programs, forecasts, projections, objectives, assumptions, expectations or beliefs of future performance, statements regarding Sunniva’s operations and growth opportunities the allocation of net proceeds from the Offering and the SMI Transaction to be directed towards operations in California are “forward-looking statements.” Forward-looking statements can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, the risk factors included in the Sunniva’s continuous disclosure documents available on www.sedar.com. These factors should be considered carefully, and readers are cautioned not to place undue reliance on such forward-looking statements. Although Sunniva has attempted to identify important risk factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other risk factors that cause actions, events or results to differ from those anticipated, estimated or intended. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in forward-looking statements. Sunniva assumes no obligation to update any forward-looking statement, even if new information becomes available as a result of future events, new information or for any other reason except as required by law.

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Safe Harbor Statement (with respect to CannaPharmaRx)

This press release may contain forward looking statements which are based on current expectations, forecasts, and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated or expected, including statements related to the amount and timing of expected revenues and any payment of dividends on our common and preferred stock, statements related to our financial performance, expected income, distributions, and future growth for upcoming quarterly and annual periods. These risks and uncertainties are further defined in filings and reports by CannaPharmaRx with the U.S. Securities and Exchange Commission (SEC). Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors detailed from time to time in our filings with the Securities and Exchange Commission. Among other matters, CannaPharmaRx may not be able to sustain growth or achieve profitability based upon many factors including, but not limited to, general stock market conditions. Reference is hereby made to cautionary statements set forth in the company's most recent SEC filings. We have incurred and will continue to incur significant expenses in our expansion of our existing and new service lines, noting there is no assurance that we will generate enough revenues to offset those costs in both the near and long term. Additional service offerings may expose us to additional legal and regulatory costs and unknown exposure(s) based upon the various geopolitical locations where we will be providing services, the impact of which cannot be predicted at this time.

Company Contacts:

Sunniva Inc.	CannaPharmaRx, Inc.
Dr. Anthony Holler	Attention: info@CannaPharmaRx.com
Chairman and Chief Executive Officer	Investor Relations
Phone: (866) 786-6482	Phone: (949) 652-6838

Sunniva Investor Relations Contact:
Rob Knowles
VP Corporate Development
Phone: (587) 430-0680
Email: rknowles@Sunniva.com

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